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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 7, 2004



                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                       001-31314                31-1443880
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           112 West 34th Street, 22nd Floor, New York, New York 10120 (Address of Principal Executive Offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

        Exhibit No.                     Description

           99.1             Press Release dated April 7, 2004


ITEM 9. Regulation FD Disclosure.

     On April 7, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the company's executive promotions. A copy of this press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Aeropostale, Inc.




                                     /s/  Michael J. Cunningham
                                     --------------------------
                                     Michael J. Cunningham
                                     Executive Vice President-Chief
                                     Financial Officer


Dated: April 7, 2004


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